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                                                                    EXHIBIT 99.1

                             HILLENBRAND INDUSTRIES

                             FINANCIAL NEWS RELEASE


                        HILLENBRAND INDUSTRIES ANNOUNCES
                          BOARD OF DIRECTORS TRANSITION

     George M. Hillenbrand II and Lawrence R. Burtschy announce retirements following long and distinguished records of service

BATESVILLE, INDIANA, WEDNESDAY, OCTOBER 10, 2001 -- George M. Hillenbrand II and Lawrence R. Burtschy announced today their retirement from Hillenbrand Industries, Inc.'s (NYSE:HB) board of directors effective today.

Commenting on their retirements, Ray J. Hillenbrand, chairman of the board of directors, Hillenbrand Industries, Inc. said, "Our shareholders have benefited greatly from George Hillenbrand and Larry Burtschy's dedication to our board and their sound stewardship of Hillenbrand Industries. Their support and contributions to our current business plan will allow our President and Chief Executive Officer Fred Rockwood and his new management team to realize the full potential of our businesses and pursue new profitable growth strategies. On behalf of the board and all shareholders, I express our appreciation and wish George and Larry great joy in retirement."

George M. Hillenbrand II, 62, has been a member of the company's board since 1986 and Lawrence R. Burtschy, 64, since 1970, with both most recently serving on the executive and finance committees. George Hillenbrand devoted his business career to serving on the board of Hillenbrand Industries and to the management of personal and family investments. Burtschy is chairman of L. R. Burtschy & Company, an investment management company as well as a director or partner of several privately owned companies and partnerships.

As a result of the board retirements, Hillenbrand Industries will have nine directors. Chairman Ray Hillenbrand said, "Shortly we will begin a search for several new outside directors who can assist us in our mission to increase shareholder value."

ABOUT HILLENBRAND INDUSTRIES INC.:

Hillenbrand Industries, Inc., headquartered in Batesville, Indiana, is a publicly traded holding company for three major wholly owned businesses serving the funeral services and health care industries. All three subsidiaries have headquarters in Batesville, Indiana. The company's Funeral Services Group consists of two businesses: Batesville Casket Company, the leading manufacturer and supplier of burial caskets, cremation products and related services to licensed funeral homes; and Forethought Financial Services, the leading provider of insurance and trust-based financial products and services for pre-planning funeral services. Hillenbrand Industries' Health Care Group consists of Hill-Rom Company, a recognized leader in the worldwide health care community providing sales, rentals, service and support for products including beds, therapy surfaces, stretchers, infant warmers, incubators, furniture, communication systems, surgical columns, medical gas management systems, modular headwalls and lighting systems.


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DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS:

Certain statements in this press release contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the company's future plans, objectives, beliefs, expectations, representations and projections. The company has tried, wherever possible, to identify these forward-looking statements by using words such as "realize," "full," "profitable," "growth," and "increase" but their absence does not mean that the statement is not forward-looking. Forward-looking statements include statements regarding realizing the full potential of our businesses and pursue new profitable growth strategies and increasing shareholder value. It is important to note that the company's actual results could differ materially from those in any such forward-looking statements. They are not guarantees of future performance. Factors that could cause actual results to differ include but are not limited to: a downturn in the general business and economic conditions of the company's customers, a decrease in death rates, whether the company's new products are successful in the marketplace, a decline in customers' Medicare reimbursements could impact the company's financial performance if those customers decreased capital spending, unsuccessful realignment and cost reduction activities previously announced, unanticipated legal matters or unfavorable legal results and compliance with certain regulations and certification requirements for new and existing products. The company assumes no obligation to update or revise any forward-looking statements. Readers should also refer to the various disclosures made by the company in the company's periodic reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission.

CONTACTS:

Investor Relations: Mark R. Lanning, Vice President and Treasurer, (812) 934-7256; News Media: Christopher P. Feeney, Director, Public Affairs & Corporate Communications, (812) 934-8197; both of Hillenbrand Industries, Inc., www.hillenbrand.com.

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